EXHIBIT 99.1

                       DEFINITIVE JOINT VENTURE AGREEMENT
                       ----------------------------------


     THIS, A DEFINITIVE JOINT VENTURE AGREEMENT (the "Agreement") is entered into as of this 15th day of March , 2005 (the "Effective Date"), by and between Allied Investment House, Inc., a Delaware Corporation ("Allied"), and Voyager Entertainment International, Inc., a Nevada corporation ("Voyager").

                                    RECITALS
                                    --------

     A. Voyager is engaged in the development, construction and operation of vertical revolving wheels and related facilities and owns certain intellectual property, technology, data, specifications and expertise required by and with respect to such development, construction and operation; and

     B. Allied is engaged in the provision of advisory, corporate finance and investment banking services; and

     C. The parties wish to jointly cause the incorporation of a United Arab Emirates corporation (the "Company") for the purpose of acquiring suitable real property and developing, constructing and operating a six hundred (600) foot vertical revolving vehicle (the "Wheel") and related entertainment, restaurant and condominium facilities (the "Wheel Facilities" and, together with the Wheel, the "Project") in Abu Dhabi, United Arab Emirates; and .

     D. Allied and Voyager desire by this Agreement to set forth certain agreements, conditions and obligations with respect to the relationship between themselves, the incorporation of the Company and their respective rights and obligations with respect thereto.

                                    AGREEMENT
                                    ---------

     NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree the foregoing recitals are true and correct and as follows:

1.   GENERAL; CORPORATE ORGANIZATION.

     1.1 General Agreement. Pursuant to the terms of this Agreement, Voyager and Allied hereby agree to (a) organize the Company for the purpose of acquiring suitable real property and developing, constructing and operating the Project, and (b) fulfill their respective obligations as more fully described herein.

     1.2 Incorporation. Within sixty (60) calendar days of the Effective Date, Allied shall cause the Company to be incorporated as a separate United Arab Emirates corporation, governed pursuant to the laws thereof ("Governing Law"). The name of the Company is to be determined "TBD" and shall be agreed to by the parties and required by Governing Law. All costs, fees and expenses, including reasonable legal fees, of organization of the Company shall be paid in proportionate to each parties' holdings. Neither party shall be entitled to be reimbursed by the Company for all of such costs, fees and expenses.


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         1.3 Organization. The Company's governing documents shall be prepared in accordance with Governing Law and shall contain those terms, provisions and conditions reasonably required for the Offering (as defined below), the acquisition of real property and the development, construction and operation of the Project.

     1.4 Governance. Upon incorporation, the business and affairs of the Company shall be managed by or under the direction of a board of directors (the "Board"). The initial Board shall consist of five (5) members, one (1) of whom will be appointed by Voyager in its sole discretion. Any subsequent increases or decreases in the number of directors comprising the Board shall be pursuant to the terms of the Company's governing documents.

     1.5 Records and Inspections. Allied shall cause the Company to keep complete and accurate books, records and other data pertaining to the Company at such location required by Governing Law and reasonably agreed to by the parties hereto. Subject to Governing Law, Voyager, by or through any of its officers, agents, employees, attorneys or accountants, shall have the right to enter such location, at any reasonable time or times during regular business hours, for any reasonable periods, to inspect, audit and make extractions or copies from such books, records and other data and Allied shall, within ten (10) calendar days of Voyager's reasonable request therefor, cause the Company to deliver copies of such books, records and other data to Voyager. The latter is limited to once every calendar year. Any subsequent request will require Voyager to travel to the UAE at their own expense to review such documents, maintaining a ten (10) calendar day notice. It is understood, the Company will produce and share with Voyager basic financial documents at least once per quarter.

2.   STOCK ISSUANCE; OFFERING.

     2.1 Stock Issuance. Immediately upon incorporation, the Company will authorize shares of common stock (the "Issued Stock") to Voyager, Allied and any partner of Allied, or their respective designees, in accordance with the provisions of this Article 2.

     2.2 Consideration. Unless otherwise required by Governing Law, the Voyager Contribution (as defined below) shall be good and valuable consideration for the Voyager Stock and the Allied Contribution (as defined below) shall be good and valuable consideration for the Allied Stock and the Board shall so confirm if required by the Governing Law. Upon issuance of the Issued Stock in accordance with Governing Law, all of such shares of Issued Stock shall be fully paid and nonassessable.

     2.3 Offering. Using best efforts, within 180 days of incorporating, the Company will offer the Company's shares of common stock (the "Offered Stock") to the public on a United Arab Emirates or international recognized exchange, and shall concurrently register a percentage of shares of the Issued Stock for sale to the public, all of which shall be undertaken pursuant to Governing Law (collectively, the "Offering"). Final determination for the timing of such an event will be at the Board's sole discretion, and will take into account current and prevailing market conditions.

     2.4 Dilution. The issuance of the Offered Stock shall cause all parties to include Voyager, Allied and any partner of Allied, to be proportionately diluted in equal amounts to all parties.

3.   CONTRIBUTIONS.

     3.1 Voyager Contribution. As consideration for the issuance of the Voyager Stock, Voyager shall license, at no cost, to the Company the non-exclusive right to certain intellectual property, technology, data, and specifications required with respect to the development, construction and operation of the Wheel (the "Voyager Contribution"). Allied acknowledges and agrees that the Voyager Contribution is a license only and the Company shall have no proprietary rights thereto at any time.

     3.2 Company Contribution. As consideration for the issuance of the Company Stock, the Company shall deliver to Voyager the Development Funds (as defined below) (the "Company Contribution"). The Company Contribution shall be delivered to Voyager in tranches as reasonably agreed to by the parties hereto and as required by the needs of the Project; provided, however, the first tranche shall be delivered by the Company to Voyager within fifteen (15) business days of monies released by the investor, and shall be in the aggregate amount of a pre-development deposit of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00).

4.   DEVELOPMENT COST; DEVELOPMENT PREMIUM.

     4.1 Development Cost. The parties agree that the costs to be incurred by the Company with respect to the acquisition of suitable real property and the subsequent development and construction of the Wheel Facilities shall be in accordance with a construction budget to be determined by and between Voyager and Allied, in the currently estimated amount of One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) (the "Development Cost"). The parties further agree that any proposed expenditure on the acquisition of real property and the subsequent development and construction of the Wheel Facilities in excess of the Development Cost shall be reasonably agreed to by the parties, and shall be on such terms, conditions and provisions as shall be reasonably agreed to by the parties.

     4.2 Development Premium. During the development, construction and operation of the Wheel Facilities, Voyager shall provide certain expertise with respect thereto. In consideration of Voyager providing such expertise, the Company shall pay to Voyager a development premium equal to 15% of the Development Cost (the "Development Premium"), which shall be payable pursuant to the terms of a Development Premium Agreement, to be negotiated and executed by and between Voyager and the Company (the "Development Premium Agreement").


5.   EXCLUSIVITY; RIGHT OF FIRST REFUSAL.

                                    ARTICLE I

     5.1 Exclusivity. As of the Effective Date, the parties shall not directly or indirectly, through any authorized representative acting in its representative or individual capacity or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal from any other person or entity relating to any project similar to the Project.

     5.2 Right of First Refusal. As of the Effective Date, Voyager covenants and agrees to grant Allied a right of first refusal with respect to the development, construction and operation of any other revolving vertical vehicle in those countries commonly known as the G. C. C. and the Middle East (the "New Project"). In the event Voyager wishes to develop, construct and operate a New Project by means of a license, joint venture, partnership, or other business combination, outside of this region, Voyager shall first deliver written notice to Allied stating the material terms and conditions of such New Project, including, without limitation, the material financial terms and conditions thereof (the "New Project Notice"). Allied shall have the first right to participate in such New Project, in place and stead of any third party or parties, on substantially the same terms and conditions as stated in the New Project Notice. Voyager shall retain the right to seek, obtain and evaluate financing offers to be included in the New Project Notice and has the right to refuse the offer of Allied if the terms and conditions are not substantially the same. Within (60) calendar days of its receipt of the New Project Notice, Allied must deliver written notice to Voyager advising of its intent to proceed with the New Project or the waiver of its rights set forth in this Section 5.2 (the "Allied Notice"); provided, however, in the event Allied does not deliver the Allied Notice within such Sixty (60) calendar day period, it shall be deemed to have waived its rights set forth in this Section 5.2 and Voyager may proceed with the New Project without any continuing or other obligations or liabilities to Allied with respect thereto. Within Sixty (60) calendar days of Voyager's receipt of the Allied Notice advising of its intent to proceed with the New Project, the parties shall reasonably cooperate in the preparation, execution and delivery of definitive documents regarding their rights and obligations with respect to the New Project. Unless otherwise agreed to by the parties hereto, in the event such definitive documents are not executed and delivered within such sixty (60) calendar day period through no default of Voyager, Allied shall be deemed to have waived its rights in this Section 5.2, and Voyager may proceed with the New Project without any continuing or other obligations or liabilities to Allied with respect thereto. All rights of first refusal shall revert to the "Company" upon formation.

     5.3 Existing Rights of First Refusal. Allied acknowledges that, prior to the Effective Date, Voyager granted certain rights of first refusal to other entities with respect to the development, construction and operation of a revolving vertical vehicle as more particularly described in the Radius Agreement (the "Prior Grants"). Allied and Voyager acknowledge and agree that with respect to each Prior Grant, Allied shall be granted a right of second refusal, effective upon the waiver of the right of first refusal by the third party or parties to such Prior Grant in accordance with its terms. Allied shall exercise such right of second refusal in accordance with the provisions of
Section 5.2 hereof. In the event any Prior Grant expires or terminates pursuant to its terms, Allied shall automatically be granted a right of first refusal with respect thereto.

                                   ARTICLE II

     5.4 Expiration. The restrictions set forth in this Article 5 shall automatically terminate and be of no further force and effect upon the termination of this Agreement.

6.   CONFIDENTIALITY.

     6.1 Definition. As used herein, "Confidential Information" means any (a) financial data or records, (b) technical information or data, including, without limitation, functional and technical specifications, designs, drawings, security measures, research, methods of manufacture or development, and software, (c) business information or data, including, without limitation sales and marketing materials, product or technology plans, business opportunities, client lists, and market research, and (d) such other information designated by Voyager in writing to be confidential or proprietary, or if given orally, confirmed promptly by Voyager in writing as having been disclosed as confidential or proprietary, including, without limitation, all inventions, processes, designs, drawings, engineering, marketing or financing information of Voyager.

     6.2 Confidentiality. Both Parties hereby covenants and agrees that they shall hold in strictest confidence, and shall not, other than as required for the consummation of the transactions contemplated hereby, either directly or indirectly, divulge, disclose, copy or communicate, whether voluntarily or involuntarily, any Confidential Information and shall keep all Confidential Information in confidence and shall not, without the express written consent of the disclosing party in each instance (a) disclose to any third party any of the Confidential Information, or any facts related thereto, in any manner whatsoever, (b) permit any third party to have access to the Confidential Information, or (c) use the Confidential Information for any purpose other than the consummation of the transaction contemplated hereby; provided, however, either party may disclose the Confidential Information if (x) such disclosure is required by any applicable laws or by a governmental authority with jurisdiction over Allied or the Company, (y) such information has previously come within the public domain through no fault of or action by the receiving party, or (z) such information is in the possession of the receiving party at the time of disclosure as reasonably shown by their files and records in existence prior to the time of such disclosure. The obligations in this Section 6.2 shall survive the expiration of this Agreement no more than a period of two (2) years.

     6.3 Disclosure to Employees and Representatives. Both parties acknowledge that the Confidential Information shall be disclosed only to those representatives, employees and agents of the receiving party who are required to have access to or knowledge of the Confidential Information for the purpose of the consummation of the transactions contemplated hereby. All such representatives, employees and agents shall be advised by of the obligation of protecting the Confidential Information and each party shall cause their respective employees/representatives to agree to such obligations.

     6.4 Proprietary Rights; Return. At no time shall the receiving party have any right, title or interest or ownership in or to any of the Confidential Information. In the event of the termination of this Agreement, unless otherwise agreed to by the parties in writing, the receiving party shall exercise reasonable effort to return or destroy all notes, correspondence, documents or other records, including all copies thereof, concerning the Confidential Information, then in Allied's possession or control.

     6.5 Consent to Injunctive Relief. Both parties acknowledge that any breach of the provisions of this Article 6 shall cause irreparable injury to the other, which may not be remedied through monetary relief alone. Notwithstanding the provisions of Section 9.8 hereof, each party irrevocably consents to the jurisdiction of any court to issue, if justified under the circumstances, without notice, a temporary restraining order or a preliminary injunction to prevent any further breach of the provisions of this Article 6.

                                  ARTICLE III

7.   REPRESENTATIONS AND WARRANTIES.

     7.1 Representations and Warranties of Voyager. Voyager hereby represents and warrants to Allied as of the Effective Date as follows:

     7.1.1 Due Organization. Voyager is a Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

     7.1.2 Power and Authority. Voyager has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and to perform all of its obligations hereunder, and this Agreement is the valid and binding obligation of Voyager, enforceable against Voyager in accordance with its terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies.

     7.1.3 Compliance. Voyager's execution and delivery of this Agreement, and the performance of its obligations hereunder, do not (a) violate or constitute a default under any provision of any law, statute, rule, regulation, code, ordinance, plan, order, judgment, decree, writ, injunction, notice, decision or demand letter issued, entered or promulgated pursuant to any foreign, federal, state or local law, or any order, writ, judgment, injunction, decree, determination or award of any federal, state, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, instrumentality, body, court, tribunal, arbitrator or arbitral body (a "Governmental Authority") having applicability to Voyager, (b) violate any provision of Voyager's Articles of Incorporation or Bylaws, or (c) violate or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Voyager is a party or by which it or any of its assets or properties may be bound or affected.

     7.1.4 Consents. No consent, approval, license, exemption of or filing or registration with, giving of notice to, or other authorization of or by, any Governmental Authority is or shall be required in connection with the execution and delivery of this Agreement, or the performance by Voyager of its obligations hereunder.

     7.1.5 Material Facts. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made herein by Voyager not misleading.

     7.1.6 Survival. All of the representations and warranties set forth in this
Section 7.1 shall survive until all obligations of each party to the other hereunder are satisfied in full, and there remain no outstanding commitments hereunder.

     7.2 Representations and Warranties of Allied. Allied hereby represents and warrants to Voyager as of the Effective Date as follows:

     7.2.1 Due Organization. Allied is a Delaware Corporation duly organized, validly existing and in good standing under the laws of Delaware.

     7.2.2 Power and Authority. Allied has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and to perform all of its obligations hereunder, and this Agreement is the valid and binding obligation of Allied, enforceable against

Allied in accordance with its terms, except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies.

     7.2.3 Compliance. Allied's execution and delivery of this Agreement, and the performance of its obligations hereunder, do not (a) violate or constitute a default under any provision of any law, statute, rule, regulation, code, ordinance, plan, order, judgment, decree, writ, injunction, notice, decision or demand letter issued, entered or promulgated pursuant to any foreign, federal, state or local law, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority having applicability to Allied, (b) violate any provision of Allied's charter or other governing or equivalent organizational documents, or (c) violate or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Allied is a party or by which it or any of its assets or properties may be bound or affected.

     7.2.4 Consents. No consent, approval, license, exemption of or filing or registration with, giving of notice to, or other authorization of or by, any Governmental Authority is or shall be required in connection with the execution and delivery of this Agreement, or the performance by Allied of its obligations hereunder.

     7.2.5 Material Facts. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made herein by Allied not misleading.

     7.2.6 Survival. All of the representations and warranties set forth in this
Section 7.2 shall survive until all obligations of each part to the other hereunder are satisfied in full, and there remain no outstanding commitments hereunder.

8.   TERMINATION; EVENT OF DEFAULT.

     8.1 Termination. This Agreement may be terminated and the transactions contemplated herein abandoned at any time upon the mutual consent of the parties hereto, following which, with the exception of Article 6 hereof, the parties shall have no further or continuing rights or obligations to one another hereunder.

     8.2 Event of Default. Upon the occurrence of any of the following events (each, an "Event of Default"), a party hereto (the "Defaulting Party") may be deemed, in the sole discretion of the other party (the "Non-Defaulting Party"), to be in default hereunder:

     (a) the Defaulting party materially breaches any of its representations and warranties hereunder;

     (b) the Defaulting Party fails to perform any agreement, obligation or covenant of the Defaulting Party contained in this Agreement, and such failure continues for thirty (30) calendar days after written notice thereof from the Non-Defaulting Party to the Defaulting Party to cure such failure; or

     (c) there is filed any petition in bankruptcy against the Defaulting Party, the Defaulting Party is adjudicated as a bankrupt or insolvent, there is appointed a receiver or trustee to take possession of the Defaulting Party or of all or substantially all of the assets of the Defaulting Party, there is a general assignment by the Defaulting Party for the benefit of creditors, or any action is taken by or against the Defaulting Party under any state or federal insolvency or bankruptcy act, or any similar laws of any other jurisdiction now or hereafter in effect, including, without limitation, the filing of a writ of execution or attachment against the Defaulting Party and such levy continues in effect for a period of ninety (90) calendar days.

     8.3 Remedies. Upon the occurrence of an Event of Default, the Non-Defaulting Party shall have the right to terminate this Agreement upon thirty (30) calendar days' written notice to the Defaulting Party. The termination of this Agreement by the Non-Defaulting Party shall not affect or impair either party's ability or right to pursue any legal and equitable right and remedy, including, without limitation, its ability and right to sue for such Event of Default which is predicated on fraud or mis-representation, All remedies accorded herein or otherwise available to the parties hereof shall be cumulative, and no one such remedy shall be exclusive of any other. Without waiving any of its rights or remedies under this Agreement or otherwise, the parties may from time-to-time recover by action, any damages arising out of any Event of Default, and may institute and maintain subsequent actions for additional damages which may arise from the same or other Events of Default. The pursuit by any party of any remedy under this Agreement or otherwise shall not be deemed to waive any other or different remedy which may be available under this Agreement or otherwise, either at law or in equity.


9.   MISCELLANEOUS.

     9.1 Additional Documents. The parties acknowledge that additional agreements and documents will be required in order to consummate the transactions contemplated hereby, and each agree to execute any additional documents deemed reasonably necessary, including, without limitation, the following:

     (a) the Development Premium Agreement;

     (b) a Licensing Agreement, by and between Voyager, or an affiliate thereof, and the Company, or an affiliate thereof, with respect to the licensing of certain intellectual property rights by Voyager, or an affiliate thereof, to the Company;

     (c) a Management Agreement, by and between Voyager, or an affiliate thereof, and the Company, or an affiliate thereof, with respect to the management of the development, construction and operation of the Wheel and certain of the Wheel Facilities by Voyager, or an affiliate thereof, to the Company, or an affiliate thereof, for such consideration to be reasonably determined by the parties; and

     (d) a Revenue Sharing Agreement, by and between Voyager, or an affiliate thereof, and the Company, or an affiliate thereof, with respect to the distribution of the Company's gross profits, which shall include, without limitation, the requirement that the Company distribute to Voyager, or an affiliate thereof, a percentage of the Company's gross profits.

     9.2 Lawful Tender. All references herein to "dollars" or "$" shall be deemed to be references to lawful money of the United States of America.

     9.3 Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, facsimile, internationally recognized courier. Notices delivered by hand shall be deemed given upon receipt. Notices delivered by internationally recognized courier shall be deemed delivered 24 hours after receipt Notices delivered by facsimile, shall be deemed given on the first business day following transmission, provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or received by registered/certified mail, on the next business day after its transmission by facsimile. All notices shall be addressed as follows (or to such other respective address or addresses as may be designated by notice given in accordance with the provisions of this Section 9.3):

         If to Allied:            Fairmont Office Building
                                  PO Box 73310
                                  Office 508
                                  Dubai, United Arab Emirates
                                  Facsimile:  + 971 (0) 4 332 8810
                                  Attention: Amer Saleem, COO

         With a copy to:          124 Mavety Street
                                  Toronto, Ontario
                                  Facsimile:  +1 514 370 4207
                                  Attention: Aqeel Zaman


         If to Voyager:           Voyager Entertainment International, Inc.
                                  4483 West Reno Avenue
                                  Las Vegas, Nevada 89118
                                  Facsimile:  (702) 221-8509
                                  Attention:  Richard Hannigan, President/CEO

         With a copy to:          Schreck Brignone

                                  300 South Fourth Street, Suite 1200
                                  Las Vegas, Nevada 89101
                                  Facsimile: (702) 283-8135
                                  Attention:  Kathryn S. Lever, Esq.

     9.4 Prior Agreements Superseded; Waiver. This Agreement constitutes the sole and only agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes any prior understandings or written or oral agreements between the parties respecting and subject matter of this Agreement. No provision of this Agreement or other document or instrument relating hereto may be modified, waived or terminated except by instrument in writing executed by the party against whom a modification, waiver or termination is sought to be enforced.

     9.5 Parties Bound. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective administrators, legal representatives, successors and assigns, except as otherwise expressly provided for herein; provided, however, neither Voyager nor Allied shall assign any of their respective rights or obligations under this Agreement without the consent of the other party hereto, which consent shall not be unreasonably withheld or delayed.

     9.6 Severability of Provisions. Any provision hereof that is determined to be unconscionable, against public policy, or any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     9.7 Headings. The Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     9.8 Governing Law; Jurisdiction. This Agreement has been executed and delivered by the parties in and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Nevada. Allied and Voyager each agrees that should any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with generally accepted guidelines in relation to rules and regulations pertaining to international arbitration. In the event arbitration is elected, the venue and location will be neutral and will be agreed upon by both Voyager and Allied.

     9.9 Neutral Interpretation. Each party to this Agreement agrees that the provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto and each party has read and reviewed the provisions of this Agreement and has had, or has had the opportunity to have, separate counsel read and review this Agreement.

     9.10 Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and both of which taken together shall constitute but one and the same instrument.



                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                                      "VOYAGER"

                                      Voyager Entertainment International, Inc., a Nevada corporation

                                      By: /S/ Richard Hannigan
                                          -------------------------------
                                          Richard Hannigan, CEO/President




                                      "ALLIED"


                                      Allied Investment House, Inc. a
                                      Delaware Corporation

                                      By: /S/ Mohammed Khan
                                          -------------------------------
                                          Mohammed Kahn, CEO